SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                      ______________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE AT OF 1934



Date of Report (Date of earliest event reported):  August 9, 1999



                   GOLD BANC CORPORATION, INC.
      (Exact name of registrant as specified in its charter)


     KANSAS                  0-28936                 48-1008593
(State or other      (Commission File Number)     (IRS Employer
jurisdiction of                                 Identification No.)
incorporation)


11301 Nall Avenue, Leawood, Kansas                    66211
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (913) 451-8050



                               None
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On August 9, 1999 Gold Banc Corporation, Inc. ("Gold Banc") entered into an Agreement and Plan of Merger to acquire Union Bankshares, Ltd., a Delaware corporation. On such date, Gold Banc issued a press release (a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference) announcing the execution of such Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

            EXHIBITS NO.      DESCRIPTION

                 2.1 Agreement and Plan of Reorganization, dated August 9, 1999, among Gold Banc Corporation, Inc., Gold Banc Acquisition Corporation VIII, Inc., and Union Bankshares, Ltd.

                10.1 Voting Agreement, dated August 9, 1999, among Gold Banc Corporation, Inc., Charles R. Harrison, Herman J. Zueck, Bruce E. Hall, Bruce E. Hall, trustee of the Colleen M. Thompson Irrevocable Trust, dated June 7, 1999, and Bruce E. Hall, trustee of the Andrea
                              M.  Harrison Irrevocable Trust, dated June 7,
                              1999.

                99.1          Press Release, issued August 9, 1999.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23, 1999.
                              GOLD BANC CORPORATION, INC.


                              By:  /s/ J. Craig Peterson
                                   J. Craig Peterson,
                                   Chief Financial Officer